.1 UIL Holdings CorporatiEXHIBIT 99on Transforming Investment into Future Value First Quarter 2008 Results James P. Torgerson President and Chief Executive Officer Richard J. Nicholas Executive Vice President and Chief Financial Officer

Corporation’s most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and the Corporation undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.  For more information, contact:  Sue Allen – V.P. IR, 203.499.2409 Susan.Allen@uinet.com Michelle Hanson – Mgr. IR, 203.499.2481 Michelle.Hanson@uinet.com

1Q 2008 Results Summary

 1Q Earnings Highlights 1Q ’08 consolidated earnings increased 18% compared to 1Q ’07 Distribution earnings continued to be affected by; Lower sales Increased uncollectibles Managing O&M costs Transmission earnings more than doubled Construction work in progress (CWIP) – Middletown-to-Norwalk (M/N) 345-kV transmission project Significant increases in transmission investments

10year Cap Ex Plan $1.66B Cap ex plan 2008-2016 Distribution $938M Transmission $716M  2008 Cap ex forecast - $193M $111M in distribution $82M in transmission M/N 345-kV transmission project Cost - $265M to $285M More than 80% complete Forecasted in-service in early 2009 Transmission cost allocation application – filed with ISO-NE in April March 2008 FERC order Adjusted base ROE from 10.2% to 10.4% Affirmed 100 basis point ROE incentive – as long as completed and on-line as of 12/31/08 UI filed with FERC a request for clarification on M/N Trumbull substation – due to be on-line by June 2008

2008 Distribution Regulatory Relief Anticipate filing by mid-2008 with the DPUC to seek rate relief that provides the opportunity to earn allowed return in 2009 Why now? Not earning allowed return Compared to the numbers previously utilized in setting rates: Lower kWh sales Increased uncollectibles Increased distribution rate base In 2007, achieved distribution & CTA combined ROE of 8.93%, allowed 9.75% Forecasted 2008 distribution & CTA combined ROE of 8.0% to 8.5% 2007 legislation provides for decoupling of revenues from kWh sales in our next rate case filing

A New Opportunity: The Hybrid Generation Model THE HYBRID GENERATION MODEL CAN PROVIDE THE “BEST OF BOTH WORLDS” 2007 legislation recognized the need for more peaking generation in Connecticut UI/NRG Partnership UI’s cost-of-service expertise and record of delivering customer benefits NRG’s expertise in developing, building and operating generation assets NRG Owns 23000 MW of generation nationwide 1500 MW in CT at 5 sites Potential project benefits include Increased system reliability Competitive cost of construction and operation Price stability of cost-of-service investment The Hybrid model provides a template to potentially expand into “base-load” generation investments that can provide additional consumer and business value

UI and NRG Structure

UI/NRG Proposal – GenConn Energy LLC Filed proposal with the DPUC on March 3, 2008 Base proposal 500 MW 10 GE LM 6000 PC Sprint turbine units 3 NRG sites and infrastructure Regulated cost-of-service approach utilizing a contract for differences Initial ROE of 10.25% with an annual adjustment index (9.75% lifetime floor) Proposed 50/50 debt to equity 30-year O&M costs reviewed annually in a limited DPUC rate case

UI/NRG Proposal – GenConn Energy LLC Project financing will support peaking generation initiative Financed at the project level Lower overall cost of project Flexibility during construction Equity bridge loan – no equity required until commercial operation Timeline Peaking generation proposal to DPUC   03/03/08 Hearings (3 days) 04/29/08 Decision due 06/18/08 Decision date and award deadline                                                                           07/01/08 Target commercial operation of approved options                                                                 June 2010

Competitive Proposals – Costs Proposal AFRR $/kW-Mo (Estimate from Exhibit B – PRO) BE II – Siemens $  10.50 PSEG $  11.25 GenConn 2 – 400 MW $  11.75 GenConn 1 – 500 MW $  11.85 GenConn 4 – 200 MW $  11.95 BE II – GE $  12.00 CL&P – Card St $  12.25 GenConn 3 – 300 MW $  12.25

Competitive Proposals – Benefits Portfolio NPV of Net Benefits - from Exhibit F p3 PRO (Millions) I $   759.8 F $  738.3 O $705.7 H $  643.9 C $  601.4 E $  598.1 G $  562.1 B $  538.7 D $  433.9 A $  328.3 GenConn included in six of the top seven rated portfolios (Not in C) GenConn 2 -- 400 MW included in I, F and O -- the top three scoring portfolios Portfolio F recommended by PRO as the portfolio with the most certainty of achieving forecast benefits Portfolio F consists of GenConn 2 at 400 MW and PSEG at 150 MW GE LM6000 PC generators preferred and included by both GenConn and PSEG for their reliability and fast start capabilities

Competitive Overview – cont. Based on the PRO analysis, benefits accrue by The GenConn proposals offer the highest value to all CT ratepayers but not the lowest cost  .but the DPUC process accounts for benefits as well as costs  .and GenConn 4 – 200 MW was also recommended by the OCC as part of their portfolio analysis Conclusion – stay tuned!!!!!!!

ISO-NE Economic Study Request – Transmission Opportunity UI submitted a request for an economic study to ISO-NE on April 1, 2008 Originate in central Maine (alternative: New Brunswick) Tap Maine and/or Canadian renewables and base load (nuclear) Line is almost exclusively submarine Deliver up to 1200 MW High voltage DC cable Converter stations at terminations ~ 4.5 acres each Estimated CapEx: approx. $2.2 to $2.5B (’08 dollars) Project would likely require partners

1Q 2008 Results Summary

1Q 2008 Earnings Details Distribution, CTA & Other  Lower kWh sales volume – 3.2% lower than 1Q ’07 Higher uncollectibles, $0.02 per share 1Q distribution and CTA combined ROE for the 12 months ending 3/31/08, 8.74% 2,607 heating degree days 245 < 1Q ’07 148 < normal Transmission Significant eps growth  100% CWIP in rate base on the M/N project M/N project more than 80% complete – forecasted to be in-service in early 2009 Trumbull substation scheduled to be on line by June 2008 20 basis point increase in base ROE (FERC order on rehearing) Corporate and Other Lower interest income on short-term investments

Affirming 2008 Earnings Guidance CAGR based on actual 2007 results and earnings projection for 2008.  Assumes UI earns its distribution allowed return on equity in 2010.  Does not include potential generation opportunities. Assumes UI earns a distribution and CTA combined return on equity of  8.0% to 8.5% and a transmission weighted average return on equity of 12.4% in  2008.  Expectations are not intended to be additive.

2008 Guidance Variables Assumes the distribution and CTA combined return on equity of 8% to 8.5% in 2008, compared to its allowed return on equity of 9.75% CTA to be fully amortized by 2015 Assumes lower forecasted incentives from Conservation and Energy Independence Act programs (compared to 2007) Assumes the transmission division will earn its allowed return Based on current composition of the transmission rate base and projected spending in 2008, the 2008 expected weighted average return on equity is 12.4%

Why UIL ? Competitively positioned for continued success and future growth Solid enterprise foundation Seasoned management team Attractive investment opportunities in both distribution and transmission Exploring generation opportunities beyond our service territory Pure-play utility Focus on regulated utility Commitment to dividend  Paid a consecutive quarterly dividend, without suspension, for more than 100 years FUTURE M/N 345kV transmission project triples transmission rate base with 2008 forecasted ROE of 12.4% 100% CWIP in rate base Incentive ROE Potential transmission opportunities Distribution rate base growth  Potential generation opportunities Commitment to dividend with attractive dividend yield plus CAGR of 5%-8% through 2010 Potential total shareholder return of 11% to 14%

Q&A

Appendix

Capital Expenditure Detail *  Support system and other infrastructure CapEx projections do not include potential generation

Investments for the Customer Results in  Returns to our Shareowners

Peaking Generation – Competitive Overview GenConn is well positioned as a strong competitor Recommendations DPUC Prosecutorial GenConn Option 2 (400 MW – Devon &   Middletown) - > 532 MW in total OCC GenConn Option 4 (200 MW – Devon) - >681  MW in total Ultimate decision is made by the DPUC Commissioners Over 1800 MW offered vs. DPUC claimed need of 500 MW